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                                                                    Exhibit 99.2

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REVOCABLE PROXY

  This Revocable Proxy is being solicited by the Board of Directors in connection with the merger (the "Merger") of Overton Bancshares, Inc. ("Overton") with and into Cullen/Frost Bankers, Inc. ("Cullen/Frost") pursuant to the terms of the Agreement and Plan of Merger, dated as of February 15, 1998, between Overton and Cullen/Frost (the "Merger Agreement") and in connection with the Special Meeting of Shareholders (the "Special Meeting") to be held at Overton, 4200 South Hulen Street, Fort Worth, Texas, on May 20, 1998, at 4:00 p.m., and at any adjournments or postponements thereof.

  The undersigned shareholder of Overton hereby appoints Cass O. Edwards, II,
R. Denny Alexander and David L. Tapp, or any of them, with full powers of substitution, to attend and act as proxy for the undersigned and to vote at the Special Meeting and at any adjournments or postponements thereof.

  THIS REVOCABLE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN UNDER ITEM I BY THE UNDERSIGNED SHAREHOLDER.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM I.

 Item I Approval of the Merger               FOR    AGAINST    ABSTAIN
        Agreement and the Merger               [_]      [_]        [_]
        contemplated therein.

 Item II In their discretion, the
         proxies are authorized to
         vote upon such other
         business as may properly
         come before the meeting or
         any adjournments or
         postponements thereof.

          IF THIS PROXY IS SIGNED AND DATED BELOW AND NO MARK IS MADE, THIS
              REVOCABLE PROXY WILL BE VOTED FOR THE PROPOSAL IN ITEM I.

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  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus for the Special Meeting.


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SIGNATURE:                                   SIGNATURE:


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NAME:                                        NAME:


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TITLE:                                       TITLE:


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DATE:                                        SHARES OWNED:

                                             NOTE: PLEASE SIGN EXACTLY AS YOUR
                                             NAME APPEARS ON THIS REVOCABLE
                                             PROXY. ALL OWNERS OF SHARES HELD
                                             JOINTLY MUST SIGN THIS REVOCABLE
                                             PROXY. IF SIGNING AS ATTORNEY,
                                             EXECUTOR, ADMINISTRATOR, TRUSTEE
                                             OR GUARDIAN, PLEASE INCLUDE YOUR
                                             FULL TITLE. ONLY AUTHORIZED
                                             OFFICERS MAY SIGN ON BEHALF OF
                                             CORPORATE SHAREHOLDERS.

                    A REPLY IS NECESSARY TO VOTE YOUR SHARES
    PLEASE SIGN AND DATE THIS REVOCABLE PROXY AND RETURN IT IN THE ENCLOSED
                         ENVELOPE AS SOON AS POSSIBLE